EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      We consent to the incorporation by reference in this Registration Statement on Form S-3 of VA Software Corporation of our report dated August 20, 2003, relating to the consolidated financial statements, which appears in the Company's Annual Report on Form 10-K for the year ended July 31, 2003. We also consent to the reference to us under the heading Experts in such Registration Statement.

                                                  /s/ PRICEWATERHOUSECOOPERS LLP

                                                  PricewaterhouseCoopers LLP

November 25, 2003